CONSENT OF URBACH KAHN & WERLIN LLP




                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-3 (File No. 333-39190) of our report dated June 30, 2000 relating to the consolidated financial statements of IFS International Holdings, Inc. and subsidiaries, which is incorporated by reference therein, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                       URBACH KAHN & WERLIN LLP

Albany, New York
September 28, 2000